AMENDMENT
                                       TO
                          SECURITIES PURCHASE AGREEMENT



          This AMENDMENT (this "AMENDMENT"), dated as of April 17, 2000, among Gartner Group, Inc., a Delaware corporation (the "COMPANY"), and Silver Lake Partners, L.P., a Delaware limited partnership ("SILVER LAKE PARTNERS"), Silver Lake Investors L.P., a Delaware limited partnership ("SILVER LAKE INVESTORS"), Silver Lake Technology Investors L.L.C., a Delaware limited liability company ("SILVER LAKE TECHNOLOGY", and together with Silver Lake Partners and Silver Lake Investors, herein referred to as "SILVER LAKE"), Integral Capital Partners IV, L.P. and Integral Capital Partners IV MS Side Fund, L.P. and such Affiliates (as defined in the Securities Purchase Agreement) and limited and/or general partners as Silver Lake shall designate in accordance with Section 8.6 of the Securities Purchase Agreement (as defined below) (together with Silver Lake, the "PURCHASERS") amends that certain Securities Purchase Agreement dated March 21, 2000, among the Company and the Purchasers (the "SECURITIES PURCHASE AGREEMENT").

                                   WITNESSETH

          WHEREAS, the Company and the Purchasers are parties to the Securities Purchase Agreement; and

          WHEREAS, the Company and the Purchasers wish to amend the Securities Purchase Agreement as provided herein.

          NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the parties agree as follows:


          1. Terms not specifically defined herein shall have the meanings assigned to them in the Securities Purchase Agreement.

          2. Section 7.2(a)(iii) of the Securities Purchase Agreement is hereby amended by deleting in its entirety and substituting in place thereof the following: "(iii) Intentionally Omitted."

          3. Section 5.1 of the Securityholders Agreement attached as Exhibit B to the Securities Purchase Agreement is hereby amended by deleting it in its entirety and substituting in place thereof the following:

          "SECTION 5.1 SUBSIDIARY PURCHASE RIGHTS. (a) The Company hereby grants to the Purchasers, as defined in the Securities Purchase Agreement (such Purchasers referred to in this Section 5.1 as the "PURCHASERS"), an option (the "TECHREPUBLIC OPTION") to purchase up to 5.00% (as may be allocated among the Purchasers in their discretion) of the fully diluted capital


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stock of TechRepublic, Inc. ("TECHREPUBLIC") (after giving effect to all the transactions contemplated by the Agreement and Plan of Reorganization dated March 21, 2000 between the Company, TechRepublic and the other parties thereto (the "TECHREPUBLIC Agreement")) pursuant to the general terms and conditions applicable to the Company set forth in the TechRepublic Agreement and at a price which values TechRepublic at the lesser of (i) the value assigned to TechRepublic in connection with the Company's purchase, or (ii) $90.0 million. In the event TechRepublic issues to the Company any options, warrants, convertible securities or capital stock subsequent to the consummation of the transactions contemplated by the TechRepublic Agreement, the Purchasers shall receive options to purchase additional shares of TechRepublic capital stock in an amount sufficient to permit it to maintain its 5% stake of TechRepublic on a fully diluted basis (giving effect to all options, warrants or convertible securities issued to the Company on an as converted basis) at an exercise price equal to (i) the per share price received by TechRepublic in connection with such issuance or (ii) the per share exercise price or conversion price of the options, warrants or convertible securities issued, as the case may be. Prior to any contribution of assets (other than cash) by the Company to TechRepublic, the Company shall notify the Purchasers and the Company and the Purchasers shall negotiate in good faith to agree upon the value to the assets to be contributed. The Company and the Purchasers will use reasonable best efforts to enable the Company to include TechRepublic in its consolidated group for federal income tax purposes.

          (b) In the event that a Purchaser elects to purchase shares of the capital stock of TechRepublic during the term of this Article V, such Purchaser shall give the Company written notice of such election, which notice shall specify the number of shares of capital stock such Purchaser is electing to purchase, provided that the total number of shares of capital stock purchased by all Purchasers shall not exceed 5.00% of the fully diluted capital stock of TechRepublic (after giving effect to all of the transactions contemplated by the TechRepublic Agreement).

          (c) The Company hereby grants to the Purchasers the right (the "SPIN Right"; together with the TechRepublic Option, the "OPTION") to purchase up to 5.00% (as may be allocated among the Purchasers in their discretion) of the fully diluted common stock of any Subsidiary of the Company whose shares of common stock are 1) distributed to stockholders of the Company ("SPUN-OFF") or
2) sold by the Company in a public offering ("SPUN-OUT") at a per share price equal to (x) 80.0% of the initial public offering price in the case of a spun-out Subsidiary and (y) 80.0% of the first day's closing price in the case of a spun-off subsidiary.

          (d) In the event that the Company effects either a spun-off or spun-out subsidiary transaction during the term of this Article V, the Company shall give each Purchaser written notice of such transaction at least 30 business days prior to the consummation of the spin-off or spin-out, as the case may be. If timely notice has been received, on or prior to ten business days prior to the consummation of the spin-off or spin-out, as the as may be, each Purchaser shall notify the Company in writing of the number of shares of common stock, if any, such Purchaser is electing to purchase in such transaction (each a "Response"), provided that the total number of shares of common stock purchased by all Purchasers in each such transaction shall not exceed 5.00% of the fully diluted common stock of the subject subsidiary. An election by a Purchaser to


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purchase shares of common stock shall be deemed to be an irrevocable commitment from such Purchaser to purchase the number of shares of common stock specified in such Purchaser's Response. If a Purchaser shall have received timely notice of a spin-off or spin-out, as the case may be, and does not provide a Response to the Company on or prior to the tenth business day prior to the consummation of the spin-off or spin-out, as the case may be, such Purchaser shall be deemed to have declined to purchase shares of common stock in such transaction."

          4. Except as expressly amended hereby, the Securities Purchase Agreement shall continue to be, and shall remain, in full force and effect.

          5. THIS AMENDMENT AND THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          6. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be one and the same instrument.


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          IN WITNESS THEREOF, the parties hereto have executed this Amendment as of the date first above written.


                                            GARTNER GROUP, INC.


                                            By: ________________________________
                                                Name:
                                                Title:



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          IN WITNESS THEREOF, the parties hereto have executed this Amendment as of the date first above written.


                                 SILVER LAKE PARTNERS, L.P.
                                 By:  Silver Lake Technology Associates, L.L.C.,
                                        its general partner

                                        By: _________________________
                                            Name:
                                            Title:


                                 SILVER LAKE INVESTORS, L.P.
                                 By:  Silver Lake Technology Associates, L.L.C.,
                                        its general partner

                                        By: ________________________
                                            Name:
                                            Title:


                                 SILVER LAKE TECHNOLOGY INVESTORS, L.L.C.

                                 By: ________________________________
                                        Name:
                                        Title:



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          IN WITNESS THEREOF, the parties hereto have executed this Amendment as of the date first above written.


                                 INTEGRAL CAPITAL PARTNERS IV, L.P.

                                 By:  Integral Capital Management IV, LLC,
                                      its General Partner

                                      By: ________________________
                                            Name:  Pamela K. Hagenah
                                            Title: a Manager


                                 INTEGRAL CAPITAL PARTNERS IV MS SIDE FUND, L.P.

                                 By:  Integral Capital Partners NBT, LLC,
                                      its General Partner

                                      By: ________________________
                                            Name:  Pamela K. Hagenah
                                            Title: a Manager



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